Exhibits 10.16

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

REQUEST FOR CONSENT AND WAIVER

December 9, 2024

United States International Development Finance Corporation

110 New York Avenue, N.W.

Washington, D.C. 20527

United States of America

Attn.: Managing Director, Portfolio Management Division

Attn.: Courtney Piper

Email: notices@dfc.gov

Re: Loan No. 9000083212 Tetra4 Helium Project - Request for Consent and Waiver (Harbin Guarantee proceeds; DSR Shortfall and Project Completion)

Ladies and Gentlemen,

1.
Introduction
1.1.
We refer to the Finance Agreement dated August 20, 2019 between Tetra4 Proprietary Limited (the "Borrower'') and the United States International Development Finance Corporation, an agency of the United States of America ("DFC") (as amended, modified or supplemented from time to time, the "Finance Agreement").
1.2.
Unless otherwise expressly defined in this letter, capitalized terms in this letter shall have the meanings given to them in the Finance Agreement.
2.
[***]
3.
[***]
4.
Representations and Warranties and Amendment
4.1.
The Borrower represents and warrants to DFC that:
(i)
no Default or Event of Default is continuing as of the date of this letter (after taking into account the waivers contained herein); and
(ii)
the factual statements made in this letter, including in Section 2, are true and correct.

4.2.
The Borrower undertakes for the benefit of DFC to achieve Project Completion by February 28, 2025 and agrees that Section 6.02(c) of the Finance Agreement is hereby amended by deleting "September 30, 2024" and replacing with "February 28, 2025"
4.3.
[***]
4.4.
The Borrower acknowledges and agrees that (a) the granting of the consents and waivers under this letter is limited to the specific matters referred to expressly in this letter, (b) all other terms, covenants and provisions of the Finance Agreement or any other Financing Document shall remain in full force and effect; (c) except as explicitly provided in Clause 4.3 and Clause 4.4 above, no portion of this letter shall under any circumstance be deemed to be an amendment of any provision of the Finance Agreement or any other Financing Document; (d) the willingness of DFC to give the consents and grant the waivers included herein does not establish a course of dealing or otherwise obligate DFC to agree to any waiver of or consent in respect of similar or different provisions of the Finance Agreement or any other Financing Document, as the case may be, in the future; and (e) except as expressly provided in this letter, this letter does not constitute a waiver of any condition precedent, misrepresentation, breach of covenant, Default or Event of Default under the Finance Agreement or any other Financing Document.
4.5.
[***]
5.
General
5.1.
THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.
5.2.
For the avoidance of doubt, the Borrower confirms its undertakings pursuant to Section 8.03 (Jurisdiction and Consent to Suit; Waivers) of the Finance Agreement with respect to this letter.
5.3.
This letter may be signed in separate counterparts in .pdf, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
5.4.
This letter constitutes a Financing Document.

[Signature pages follow]

Sincerely,

TETRA4 PROPREITARY LIMITED

By:	/s/ Nick Mitchell
Name:	Nick Mitchell
Title:	Chief Operating Officer

By its signature hereto, the DFC agrees to the Consent and Waiver;

U.S INTERNATIONAL DEVELOPMENT FINANCE CORPORATION

By:	/s/ Courtney Piper
Authorised Signatory
Name:	Courtney Piper
Title:	Director, Asset Management
Date:	December 9, 2024